Pzena Focused Value Fund

                                   PROSPECTUS

                                  June 1, 1996
                          (Supplemented March 17, 1997)

                            PZENA FOCUSED VALUE FUND
                                830 Third Avenue
                                   14th Floor
                               New York, NY 10022
                                 (212) 355-1600

     PZENA FOCUSED VALUE FUND (the "Fund") is a mutual fund with the investment objective of seeking long-term growth of capital. The Fund seeks its objective through investment in undervalued equity securities. Pzena Investment Management, LLC (the "Adviser"), acts as investment adviser to the Fund.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated June 1, 1996 as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address or telephone number given above.



                                TABLE OF CONTENTS

         Expense Table...........................................................................        2
         Financial Highlights....................................................................        3
         Investment Objective, Policies and Risks................................................        4
         Management of the Fund..................................................................        7
         How To Invest in the Fund...............................................................        8
         How To Redeem an Investment in the Fund.................................................        9
         Retirement Plans........................................................................       10
         How the Fund's Per Share Value is Determined............................................       11
         Distributions and Taxes.................................................................       11
         General Information.....................................................................       11



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          Prospectus dated June 1, 1996
                          (Supplemented March 17, 1997)

                                  EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of all the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. No other costs or expenses will be borne by the investors in the Fund.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases..........................................................   None
Maximum Sales Load Imposed on Reinvested Dividends...............................................   None
Deferred Sales Load..............................................................................   None
Redemption Fees..................................................................................   None
Exchange Fee.....................................................................................   None

Annual Fund Operating Expenses (after waiver)
  (As a percentage of average net assets)
Investment Advisory Fee..........................................................................   1.25%
12b-1 Fee........................................................................................   None
Other expenses (after waiver)....................................................................   0.50%
                                                                                                    ----
Total Fund Operating Expenses (after waiver).....................................................   1.75%
                                                                                                    ====

     "Investment Advisory Fee" in the table above represents investment advisory fees to be paid to the Adviser. See "Management of the Fund." As of the date of this Prospectus, the Fund has not commenced investment operations. The amount set forth in "Other Expenses" is, therefore, based on estimated amounts for the current fiscal year. Actual expenses may be more or less than these shown.

     The Adviser has, however, voluntarily undertaken to limit the total operating expenses of the Fund to no more than 1.75% of average net assets annually. Without this limitation, it is estimated that other expenses would be 1.80% and the Fund's ratio of operating expenses to average net assets would be 3.05%. This estimate assumes that total fund operating expenses exclusive of the investment advisory fee are $90,000 annually and that average net assets of the Fund are $5,000,000.

Example                                                                            Operating Expenses

                                                                               1 year            3 years
        This table  illustrates the net transaction and operating  expenses that would be incurred by an investment in the Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.  Amounts in the table could increase, if the Adviser's limitation of expenses were to be terminated.
                                                                                 $18               $55

     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

     The PZENA FOCUSED VALUE FUND (the "Fund") is a non-diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares may be purchased and redeemed without a sales or redemption charge at their net asset value. The minimum initial investment is $5,000 ($2,000 for retirement plan accounts) with subsequent investments of $1,000 or more. Because the prices of equity securities and other investments held by the Fund fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes, and when shares are redeemed, they may be worth more or less than their original cost.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 June 24, 1996*
                                                                                                     through
                                                                                                October 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period.......................................................          $10.00
Income from Investment Operations:
      Net investment income................................................................             .01
      Net realized and unrealized gain on investments......................................             .36
                                                                                                        ---
Total from investment operations...........................................................             .37
                                                                                                        ---

Net Asset Value, End of Period................................................................       $10.37
                                                                                                     ======

Total Return...............................................................................           10.74%+

Ratios/Supplemental Data:
Net assets, end of period (millions).......................................................            $ 2.0

Ratio of expenses to average net assets:
      Before expense reimbursement.........................................................           10.30%+
      After expense reimbursement..........................................................            1.75%+

Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement.........................................................           (8.37)%+
      After expense reimbursement..........................................................            0.20%+

Portfolio turnover rate....................................................................           12.24%

Average commission rate paid...............................................................          $.0600++

*Commencement of operations.

+Annualized.

++For fiscal years beginning after September 1, 1995, a fund is required to disclose average commission rate per share for security trades on which commissions are charged.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The investment objective of the Fund is long term growth of capital. This objective is fundamental and may not be changed without the affirmative vote of the holders of the majority of the Fund's outstanding securities. There can be no assurance that the Fund's objective will be met.

Investment Policies

     The Fund seeks to attain its objective through investment in undervalued equity securities. The Fund invests in securities that, in the opinion of its investment adviser, Pzena Investment Management, LLC, (the "Adviser"), are undervalued in the marketplace in relation to estimated future earnings and cash flow. These companies generally sell at price to book value ratios below market average, as defined by the Standard & Poor's 500 Composite Price Index ("S&P 500").

     The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks and securities convertible into common stocks. The Fund changes its portfolio securities for long-term investment considerations and not for trading considerations.

     The Fund invests primarily in the equity securities of domestic companies. The Adviser uses fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to estimated future earnings and cash flow. The investment process also involves an assessment of business risk, including the Adviser's analysis of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

     Based on such information, the Adviser estimates normal earnings power; that is, an estimate of ongoing earnings of a company over a full economic or business cycle. The Adviser's quantitative approach is designed to identify companies which are inexpensive in relation to their long-term intrinsic value and minimize the influence of short-term market factors.

     While a broad range of investments are considered, only those that, in the Adviser's opinion, are selling at a comparatively low price as compared to normal earnings will be purchased for the Fund. It is anticipated that the prices of the Fund's investments will rise as a result of both earnings growth and, to a lesser extent, rising price-earnings ratios over time.

     While the Fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to domestic investments. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities, and may enter into repurchase agreements. In addition, the Fund may, in limited cases, engage in certain investment techniques including the use of options and futures contracts. See Additional Information About Policies and Investments for more information about these investment techniques.

     From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions.

Why Invest in the Fund?

     The Fund provides investors with convenient, low-cost access to a portfolio of stocks believed to be undervalued by the Adviser. These companies tend to have below-market price to book value ratios yet, in the opinion of the

Adviser, will reward investors with above-average appreciation over time. The Fund is distinctive in the manner in which it combines systematic and disciplined valuation techniques with intensive, traditional fundamental research. In addition to identifying undervalued securities, the Adviser's proprietary quantitative valuation model also provides the discipline required to sell appreciated securities as their prices rise to reflect their earnings potential. The model utilizes many sources of earnings information and forecasts, as well as the Adviser's independent equity research effort, for estimates of future earnings and dividend growth and quality ratings. The Fund is appropriate for investors who understand the risks of stock market investing. Although the Fund emphasizes securities of companies the Adviser believes are undervalued, movements of the stock market will affect the Fund's share price.

     While the Fund may invest in a broad range of industries, it is not, by itself, a complete investment program. Nonetheless, it can serve as a core component of an investment program that includes money market, bond and specialized equity investments.

Additional Information About Policies and Investments

     Debt Securities. Consistent with the Fund's investment of long-term capital growth, the Fund may purchase investment grade debt securities, which are those rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by S&P or, if unrated, of equivalent quality as determined by the Adviser. Securities rated BBB or BAA are considered investment grade, but may have speculative characteristics. The Fund also may purchase debt securities which are rated below investment-grade. See "Risk Factors" at page 5. Capital appreciation in such debt securities may arise from a favorable change in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from debt securities is incidental to the Fund's objective of long-term growth of capital. See "Risk Factors."

     Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages as a purchaser will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the most creditworthy banks and registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.

     Convertible Securities. The Fund may invest in convertible securities (bonds, notes, debentures, preferred stocks and other securities convertible into common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

     Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase  agreements
having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.

     Foreign Securities. The Fund may invest up to 20% of its assets in securities of foreign issuers, including American Depositary Receipts with respect to securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may invest without regard to this 20% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

     Other Investment Techniques. The Fund may purchase put and call options and engage in the writing of covered call options and secured put options on securities, and employ a variety of other investment techniques, including the purchase and sale of market index futures contracts, financial futures contracts and options on such futures. These policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. The Fund will engage in futures contracts and related options only for hedging purposes. It will not engage in such transactions for speculation or leverage. The Fund maintains an operating policy that it may not invest in options and futures contracts if as a result more than 5% of its assets would be at risk.

     Portfolio Turnover. The annual rate of portfolio turnover is not expected to exceed 80%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

     The Fund has the right to modify the investment policies described above without shareholder approval; however, the Fund does not presently contemplate making any such modifications.

Risk Factors

     Equity Securities. Securities in which the Fund invests, and its share price and returns, are subject to fluctuation. Equities are subject to market risks which cause their prices to fluctuate. In addition, there may be a substantial period of time before equities held by the Fund realize the appreciation potential the Adviser believes them to have.

     Debt Securities. The Fund may invest up to 20% of its assets in debt securities, including securities which are rated below investment-grade, or if unrated, are considered by the Adviser to be equivalent to below investment-grade securities (commonly referred to as "junk bonds").

     The value of debt securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally decline. The magnitude of these fluctuations typically will be greater for securities with longer maturities. Debt securities also are subject to credit risk relative to the ability of the issuer to make timely interest payments and repay principal on maturity.

     Lower Rated Debt Securities. Bonds rated or considered below investment grade typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both Moody's and S&P and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal, including greater possibility of default or bankruptcy of the issuer of such securities than more highly rated bonds. Lower rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

     Limited Operating History and Dependence on Certain Individual. The fund is newly formed and has no operating history. In addition, the Investment Adviser is a newly formed limited liability company and has not previously served as an investment adviser to a registered investment company. Richard S. Pzena is primarily responsible for the day-to-day management of the Fund's portfolio. The loss of Richard S. Pzena's services (due to termination of employment, death, disability or otherwise) could adversely affect the conduct of the Fund's business and its prospects for the future. There can be no assurance that a suitable replacement could be found for Richard S. Pzena.

     Non-Diversification. The Fund is a non-diversified investment company portfolio, which means that the Fund is required to comply only with the diversification requirements of the Internal Revenue Code of 1986 (the "Code") so that the Fund will not be subject to U.S. taxes on its net investment income. These provisions, among others, require that at the end of each calendar quarter, (1) not more than 25% of the value of the fund's total assets can be invested in the securities of a single issuer, and (2) with respect to 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets can be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer. Compliance with the diversification requirements of the Code is a fundamental policy of the Fund and may be changed only with the affirmative vote of the holders of the majority of the Fund's outstanding shares.

     Since the Fund, as a non-diversified investment company portfolio, could invest in a smaller number of individual issuers than a diversified investment company, the value of the Fund's investments could be more affected by any single adverse occurrence than would the value of the investments of a diversified investment company.

     The Fund has adopted certain other investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Adviser was founded in 1995 and is controlled by Mr. Richard S. Pzena, who is principally responsible for the management of the Fund's portfolio. Although the Adviser has not previously managed a registered investment company, Mr. Pzena was formerly Director of Research for United States Equities at an investment advisory firm with several billion in investment advisory and investment company assets under management.

     The Adviser provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Adviser an advisory fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.25% annually. This fee is higher than that paid by most investment companies.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee at the following rate:

              Average net assets of the Fund            Fee or fee rate
              Under $15 million                         $30,000
              $15 to $50 million                        0.20% of average net assets
              $50 to $100 million                       0.15% of average net assets
              $100 to $150 million                      0.10% of average net assets
              Over $150 million                         0.05% of average net assets

     The Fund is responsible for its own operating expenses. The Adviser has voluntarily undertaken to limit the Fund's operating expenses to 1.75% of the Fund's average net assets annually. This undertaking may be modified or withdrawn by the Adviser upon notice to shareholders. The Adviser also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Adviser for its costs incurred in rendering such service.

     The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Adviser may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            HOW TO INVEST IN THE FUND

     The minimum initial investment in the Fund is $5,000 ($2,000 for retirement plan accounts). Subsequent investments must be at least $1,000. First Fund Distributors, Inc. (the "Distributor"), an affiliate of the Administrator, acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans.

     Shares of the Fund are offered continuously for purchase at their net asset value per share next determined after a purchase order is received.

Investors may purchase shares of the Fund by check or wire:

     By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Pzena Focused Value Fund," should be mailed to: Pzena Focused Value Fund, P.O. Box 856, Cincinnati, OH 45264. Investments sent by overnight delivery services should be sent to Pzena Focused Value Fund, Star Bank N.A., 425 Walnut St., Mutual Fund Custody Dept., M.L. 6118, Cincinnati, OH 45202.

     Subsequent investments should be made by check payable to "Pzena Focused Value Fund," and mailed to the address indicated above in the envelope provided. The investor's account number should be written on the check.

     By Wire: For initial investments, before wiring funds, an investor should call 1-800-385-7003 to advise that an initial investment will be made by wire and to receive an account number. The Transfer Agent will request the investor's name and the dollar amount to be invested and provide an order confirmation number. The investor should then complete the Fund's Account Application (included with this Prospectus), including the date and the order confirmation number on the application. The completed Application should be mailed to the address shown at the top of the Account Application. The investor's bank should transmit immediately available funds by wire for purchase of shares, in the investor's name to the Fund as follows:

     Star Bank, N.A. Cinti/Trust
     ABA Routing Number: 0420-0001-3
     DDA #485776710
     for further credit to Pzena Focused Value Fund
     Account Number [Name of Shareholder]

     For subsequent investments, the investor's bank should wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire, but it is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

     General. Payment of redemption proceeds from shares that were purchased with an initial investment made by wire may be delayed until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars; to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part. If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day. Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund does not issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

     A shareholder has the right to have the Fund redeem all or any portion of outstanding shares in the account at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

     Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should be sent to Pzena Focused Value Fund, c/o American Data Services, 24 West Carver St., 2nd Floor, Huntington, NY 11743. To protect the Fund and its shareholders, a signature guarantee is required for redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

     Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund at 1-800-385-7003 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

     By establishing telephone redemption privileges, a shareholder authorizes the Fund and its agents to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the authorization. The Fund and its agents will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these identification procedures are not followed, the Fund or its agents could be liable for any loss, expense, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     Shareholders may request telephone redemption privileges after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

     General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with applicable rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes. Investors should consult their own tax adviser as to the effect of any redemption.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $5,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $5,000 and will be allowed 30 days to make an additional investment to bring the value of the account to at least $5,000 before the Fund takes any action.

                                RETIREMENT PLANS

     The Fund offers an Individual Retirement Account plan and information is available from the Fund and the Distributor with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult their own tax adviser before establishing any retirement plan.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Any dividends from net investment income (which includes realized short-term capital gains) are declared and paid at least annually, typically at the end of the Fund's fiscal year (April 30). Any undistributed long-term net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

     Dividends and capital gains distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that distributions be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Taxes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund continues to so qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains distributions are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local tax consequences of investment in the Fund.

                               GENERAL INFORMATION

     The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on April 30.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     Shareholder Inquiries. Shareholder inquiries should be directed to the Fund at the address and telephone number shown on the cover of this prospectus.

                                     Adviser

                        Pzena Investment Management, LLC
                                830 Third Avenue
                                   14th Floor
                               New York, NY 10022


                                   Distributor

                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018


                                    Custodian

                                    Star Bank
                                 425 Walnut St.
                             Cincinnati, Ohio 45202


                     Shareholder Service and Transfer Agent

                          American Data Services, Inc.
                               24 West Carver St.
                              Huntington, NY 11743
                                 (800) 385-7003


                                    Auditors

                              Tait, Weller, & Baker
                               2 Penn Center Plaza
                             Philadelphia, PA 19102


                              Counsel to the Trust

                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                             San Francisco, CA 94104


                               Counsel to the Fund

                               Lane Altman & Owens
                               101 Federal Street
                                Boston, MA 02110